                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934
                     DATE OF REPORT:           18-Nov-02

                        CIT Equipment Collateral 2002-VT1

A Delaware               Commission File                   I.R.S. Employer
Corporation              No. 0001172747                    No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

      Item 5. Other

                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report


                                                                                            Determination Date:       11/18/02
                                                                                             Collection Period:       10/31/02
                                                                                                  Payment Date:       11/20/02
  I. AVAILABLE FUNDS

     A.  Available Pledged Revenues

          a.  Scheduled Payments Received                                                                     $ 41,037,095.60
          b.  Liquidation Proceeds Allocated to Owner Trust                                                        978,232.81
          c.  Required Payoff Amounts of Prepaid Contracts                                                       1,033,633.12
          d.  Required Payoff Amounts of Purchased Contracts                                                             0.00
          e.  Proceeds of Clean-up Call                                                                                  0.00
          f.  Investment Earnings on Collection Account and Note Distribution Account                                    0.00

                                              Total Available Pledged Revenues =                              $ 43,048,961.53

     B.  Determination of Available Funds

          a.  Total Available Pledged Revenues                                                                $ 43,048,961.53
          b.  Servicer Advances                                                                                  2,803,476.25
          c.  Recoveries of prior Servicer Advances                                                             (3,687,162.29)
          d.  Withdrawal from Cash Collateral Account                                                              444,458.04
                                                                                                            -----------------
                                                         Total Available Funds =                              $ 42,609,733.53

 II. DISTRIBUTION AMOUNTS

     A.  COLLECTION ACCOUNT DISTRIBUTIONS



          1.  Servicing Fee                                                                                       530,129.99

          2.  Class A-1 Note Interest Distribution                                             137,466.08
              Class A-1 Note Principal Distribution                                         36,685,492.60
                                Aggregate Class A-1 distribution                                                36,822,958.68

          3.  Class A-2 Note Interest Distribution                                             669,416.67
              Class A-2 Note Principal Distribution                                                  0.00
                                Aggregate Class A-2 distribution                                                   669,416.67

          4.  Class A-3 Note Interest Distribution                                           1,071,308.33
              Class A-3 Note Principal Distribution                                                  0.00
                                Aggregate Class A-3 distribution                                                 1,071,308.33

          5.  Class A-4 Note Interest Distribution                                             414,657.08
              Class A-4 Note Principal Distribution                                                  0.00
                                Aggregate Class A-4 distribution                                                   414,657.08

          6.  Deposit to the Class A Principal Account                                               0.00

          7.  Class B Note Interest Distribution                                                77,169.26
              Class B Note Principal Distribution                                            1,087,710.02
                                Aggregate Class B distribution                                                   1,164,879.28

          8.  Class C Note Interest Distribution                                                47,075.54
              Class C Note Principal Distribution                                              593,296.38
                                Aggregate Class C distribution                                                     640,371.92

          9.  Class D Note Interest Distribution                                               109,418.83
              Class D Note Principal Distribution                                            1,186,592.75
                                Aggregate Class D distribution                                                   1,296,011.58

         10.  Deposit to the Cash Collateral Account                                                                     0.00

         11.  Amounts in accordance with the CCA Loan Agreement                                                          0.00

         12.  Remainder to the holder of the equity certificate                                                          0.00


                                                       Collection Account Distributions =                       42,609,733.53
                                                                                                                =============


     B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

          1. Payment due on the Senior Loan                                                                      3,110,060.54

          2. Payment due on the Holdback                                                                                 0.00

          3. Payment to the Depositor                                                                                    0.00
                                                                                                                 ------------

                                                       Cash Collateral Account Distributions =                   3,110,060.54
                                                                                                                 ============


     C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT      Collection Account Distributions =                                0.00
                                                                                                                 ------------

III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

        -----------------------------------------------------------------------------------------------------------------------
                  Distribution                   Class A-1              Class A-2              Class A-3           Class A-4
                     Amounts                       Notes                  Notes                  Notes               Notes
        -----------------------------------------------------------------------------------------------------------------------
    1.            Interest Due                  137,466.08             669,416.67           1,071,308.33            414,657.08
    2             Interest Paid                 137,466.08             669,416.67           1,071,308.33            414,657.08
    3          Interest Shortfall                     0.00                   0.00                   0.00                  0.00
                 ((1) minus (2))
    4            Principal Paid              36,685,492.60                   0.00                   0.00                  0.00

    5       Total Distribution Amount        36,822,958.68                   0.00             414,657.08                  0.00
                 ((2) plus (4))


        -----------------------------------------------------------------------------------------------------------------------
                  Distribution                    Class B                Class C                Class D          Total Offered
                     Amounts                       Notes                  Notes                  Notes               Notes
        -----------------------------------------------------------------------------------------------------------------------
    1.            Interest Due                   77,169.26              47,075.54             109,418.83          2,526,511.79
    2             Interest Paid                  77,169.26              47,075.54             109,418.83          2,526,511.79
    3          Interest Shortfall                     0.00                   0.00                   0.00                  0.00
                 ((1) minus (2))
    4            Principal Paid               1,087,710.02             593,296.38           1,186,592.75         39,553,091.75

    5       Total Distribution Amount         1,164,879.28             640,371.92           1,296,011.58         40,338,878.54
                 ((2) plus (4))




 IV.   Information Regarding the Securities

     A    Summary of Balance Information

      ------------------------------------------------------------------------------------------------------------------------
                               Applicable       Principal Balance      Class Factor      Principal Balance       Class Factor
             Class               Coupon              Nov-02               Nov-02               Oct-02               Oct-02
                                  Rate            Payment Date         Payment Date         Payment Date         Payment Date
      ------------------------------------------------------------------------------------------------------------------------
   a.    Class A-1 Notes          1.9600%         47,477,415.01         0.16457            84,162,907.60             0.29173
   b.    Class A-2 Notes          2.9000%        277,000,000.00         1.00000           277,000,000.00             1.00000
   c.    Class A-3 Notes          4.0300%        319,000,000.00         1.00000           319,000,000.00             1.00000
   d.    Class A-4 Notes          4.6700%        106,550,000.00         1.00000           106,550,000.00             1.00000
   e.    Class B Notes            3.9700%         22,238,009.61         0.75768            23,325,719.63             0.79474
   f.    Class C Notes            4.4400%         12,129,823.42         0.75811            12,723,119.80             0.79519
   g.    Class D Notes            5.1600%         24,259,646.85         0.75582            25,446,239.60             0.79279

   h.       Total Offered Notes                  808,654,894.88                           848,207,986.63

   i.       One - Month Libor Rate                       1.8300%



     B    Other Information

  ------------------------------------------------------------------------------
                                    Scheduled              Scheduled
                                Principal Balance      Principal Balance
                Class                NOV-02                 OCT-02
                                  Payment Date           Payment Date
  ------------------------------------------------------------------------------

           Class A-1 Notes        60,120,594.00          96,414,549.00


  ----------------------------------------------------------------------------------------------------------------------------
                                                            Target              Class           Target              Class
                                      Class            Principal Amount         Floor      Principal Amount         Floor
                Class              Percentage               NOV-02             NOV-02           OCT-02             OCT-02
                                                         Payment Date       Payment Date     Payment Date       Payment Date
  ----------------------------------------------------------------------------------------------------------------------------
               Class A               92.75%            750,027,415.01                       786,712,907.60
               Class B                2.75%             22,238,009.61           0.00         23,325,719.63          0.00
               Class C                1.50%             12,129,823.42           0.00         12,723,119.80          0.00
               Class D                3.00%             24,259,646.85           0.00         25,446,239.60          0.00

  V. PRINCIPAL

     A.  MONTHLY PRINCIPAL AMOUNT

             1.  Principal Balance of Notes and Equity Certificates                                            848,207,986.63
                 (End of Prior Collection Period)
             2.  Contract Pool Principal Balance (End of Collection Period)                                    808,654,894.88
                                                                                                              ---------------

                                                  Total monthly principal amount                                39,553,091.75

     B. PRINCIPAL BREAKDOWN                                                       No. of Accounts
                                                                                  ---------------
             1.  Scheduled Principal                                                    71,501                  36,641,661.80
             2.  Prepaid Contracts                                                         131                   1,033,633.12
             3.  Defaulted Contracts                                                       225                   1,877,796.83
             4.  Contracts purchased by CIT Financial USA, Inc.                              0                           0.00
                                                                                  -------------------------------------------
                 Total Principal Breakdown                                              71,857                  39,553,091.75


 VI. CONTRACT POOL DATA

     A.  CONTRACT POOL CHARACTERISTICS

                                                           -------------------------------------------------------------------
                                                                   Original             Nov-02                  Oct-02
                                                                     Pool            Payment Date            Payment Date
                                                           -------------------------------------------------------------------
             1.    a.  Contract Pool Balance                  1,068,496,994.00      808,654,894.88           848,207,986.63
                   b.  No of Contracts                                  73,864              71,857                   72,213
                   c.  Pool Factor

             2.    Weighted Average Remaining Term                       38.00                32.6                     33.3

             3.    Weighted Average Original Term                         44.1


     B.  DELINQUENCY INFORMATION

                                           ----------------------------------------------------------------------------------
                                                        % of        % of Aggregate
                                                                    Required Payoff      No. of           Aggregate Required
                                                      Contracts         Amount          Accounts            Payoff Amounts
                                           ----------------------------------------------------------------------------------
       1.  Current                                      95.12%           96.62%           68,351             788,609,949.17
           31-60 days                                    2.62%            1.89%            1,886              15,408,140.22
           61-90 days                                    1.07%            0.71%              769               5,826,478.04
           91-120 days                                   0.54%            0.35%              391               2,877,548.05
           120+ days                                     0.64%            0.42%              460               3,438,551.10

                                 Total Delinquency      100.0%           100.0%           71,857             816,160,666.58

       2. Delinquent Scheduled Payments:

           Beginning of Collection Period                                          8,389,457.74
           End of Collection Period                                                7,505,771.70
                                                                                ---------------
                                    Change in Delinquent Scheduled Payments         (883,686.04)

     C.  DEFAULTED CONTRACT INFORMATION

             1. Required Payoff Amount on Defaulted Contracts                      1,877,796.83
             2. Liquidation Proceeds received                                        978,232.81
                                                                                 --------------
             3. Current Liquidation Loss Amount                                      899,564.02

             4. Cumulative Liquidation Losses to date                              4,321,290.66

                             % of Initial Contracts                                       1.305%
                 % of Initial Contract Pool Balance                                       0.404%


VII. MISCELLANEOUS INFORMATION

     A.  SERVICER ADVANCE BALANCE

          1. Opening Servicer Advance Balance                                   8,389,457.74
          2. Current Period Servicer Advance                                    2,803,476.25
          3. Recoveries of prior Servicer Advances                             -3,687,162.29
                                                                               -------------
          4. Ending Servicer Advance Balance                                    7,505,771.70

     B.  CASH COLLATERAL ACCOUNT

             1. Applicable Rates for the Interest Period:
                   a.  Libor Rate for the Interest Period                                               1.8300%
                   b.  Senior Loan Interest Rate                                                        5.3300%
                   c.  Holdback Amount Interest Rate                                                    7.8300%

             2. Opening Cash Collateral Account                                                                  74,218,198.83

             3. Deposit from the Collection Account                                                                       0.00

             4. Withdrawals from the Cash Collateral Account                                                       (444,458.04)

             5. Investment Earnings                                                                                  93,623.05

             6. Investment Earnings Distributions:
                   a. Senior Loan Interest                                                                          -93,623.05
                   b. Senior Loan Principal                                                                               0.00
                   c. Holdback Amount Interest                                                                            0.00
                   d. Holdback Amount Principal                                                                           0.00
                                                                                                             -----------------
                                    Total Investment Earnings distributions                                         -93,623.05

             7. Remaining available amount                                                                                0.00

             8. Required Cash Collateral Account Amount                                                          70,757,303.30

             9. Cash Collateral Account Surplus/ (Shortfall)                                                              0.00

            10. Distribution of CCA Surplus:
                   a. Senior Loan Principal                                                                      -3,016,437.49
                   b. Holdback Amount Principal                                                                           0.00
                                                                                                             -----------------
                                    Total Distribution of Surplus                                                -3,016,437.49

            11. Ending Cash Collateral Account                                                                   70,757,303.30

            12. Cash Collateral Account deficiency                                                                        0.00


     C.  OTHER RELATED INFORMATION

             1. Discount Rate                                                         4.6150%

             2. Life to Date Prepayment (CPR)                                            7.4%

             3. Life to Date Substitutions:

                   a. Prepayments                                            0.00

                   b. Defaults                                               0.00


           ----------------------------------------------------------------------------------------------------
                                                             Nov-02                      Oct-02
                                        Item              Payment Date                Payment Date
           ----------------------------------------------------------------------------------------------------
           a.  Senior Loan                                 14,119,787.90             17,136,225.39
           b.  Holdback Amount                             58,767,335.00             58,767,335.00

   NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY
CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 11/20/02


   This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer